Exhibit 99.1

zSpace, Inc., a Leading Augmented and Virtual Reality Educational Technology Platform for K-12 and Workforce Development, to Become Publicly Traded Through a Combination with EdtechX Holdings Acquisition Corp. II

- zSpace Facilitates Immersive, Innovative Learning Experiences for Over One Million Students Annually

- Currently Serves the Top Ten Largest U.S. School Districts; Positioned for Further International Expansion

- Business Combination Implies a Pro Forma Enterprise Value of $195 Million, with up to $117 Million in Cash from the EdtechX II Trust Account to Fund Growth

- $25 Million in Anchor Private Placement Financing, Led by Key Existing Securityholders of zSpace (bSpace Investments Limited and Kuwait Investment Authority)

- zSpace Management, Employees, and Current Stockholders Will Roll 100% of Their Existing Equity Holdings into Equity of the Combined Company

London, U.K. and San Jose, California – May 17, 2022 – zSpace, Inc. (“zSpace” or the “Company”) and EdtechX Holdings Acquisition Corp. II (Nasdaq: EDTXU, EDTX, and EDTXW) (“EdtechX II”), an edtech and future of work-focused SPAC, announced that the two companies have entered into a definitive merger agreement that would result in zSpace becoming publicly traded. Following the anticipated closing of the proposed business combination, the combined company is expected to be named zSpace Technologies, Inc. and listed on the Nasdaq Stock Market (“Nasdaq”) under the new ticker symbol “ZSPX.”

zSpace is a leading provider of commercial augmented reality (“AR”) and virtual reality (“VR”) technology in the global education market. The Company offers differentiated hardware along with immersive experiential learning software modules for K-12 science, technology, engineering, game design and mathematics (“STEM”) applications, as well as workforce-oriented career and technical education applications. Its easy-to-use technology delivers immersive and interactive learning experiences. zSpace is currently deployed in 94% of the top 100 school districts in the U.S.—including the top ten largest districts—and is used in workforce applications in 73% of these districts. With a userbase of over 2,400 U.S. school customers[1] and over one million students annually, zSpace is positioned to serve a growing community of learners around the globe.

zSpace Investment Highlights

•	Established Leader Within the Emerging “Eduverse”: Amid ramping demand surrounding AR/VR and the metaverse, the global AR, VR, and mixed reality market reached $28 billion in 2021 and is predicted to rise to over $250 billion by 2028[2]. In the global education market alone, spending on AR and VR is expected to grow from $1.8 billion in 2018 to $12.6 billion in 2025, representing a compound annual growth rate (CAGR) of 32%[3]. zSpace’s engaging and immersive technology positions the Company as a pioneer of the “eduverse”: applications of AR and VR that can enhance students’ engagement with educational material, as well as improve efficacy and student outcomes.

[1] As of March 31, 2022.

•	U.S. Market Opportunity Bolstered by Federal Stimulus: The Company’s customer base currently includes all of the top ten largest school districts in the U.S. COVID-19 legislation passed in the U.S. has provided increased funding to K-12 education, including the March 2020 CARES Act, the December 2020 COVID Relief Package, and the March 2021 American Rescue Plan. Approximately 80% of the combined $190 billion in K-12 education funding allocated by these programs has not yet been spent[1], offering further growth potential as additional U.S. school districts explore new technology and methods to increase student engagement.

•	Highly Differentiated and Proprietary Technology: zSpace’s product offerings are designed to facilitate intuitive, responsive, and comfortable user experiences, with hardware that includes built-in tracking and a stylus that allows users to bring objects out of the screen as if they were real objects. Its legacy offerings comprise the all-in-one classroom desktop lab model and the one-to-one laptop model, both of which include lightweight eyewear. The Company’s newest model, Inspire, was introduced in January 2022 and is the first zSpace product that does not require the use of specialized glasses.

•	Software Ecosystem Content Driving Highly Recurring Revenues: The Company’s broad application offering includes hundreds of STEM and workforce-oriented modules, including physical science, math, health, automotive, AI and programming, and advanced manufacturing. These activities comply with Next Generation Science Standards, Common Core, and other state-specific learning standards, and they are often used to supplement training and industry certification programs in technical education settings.

•	Rapid Growth in Bookings, Revenue, and Gross Margins: Between 2021 and 2024, zSpace expects to drive revenue growth at a CAGR of 47%, with annual recurring revenues (ARR) growing at a CAGR of 62%. In addition, the Company expects gross margins to expand at a CAGR of 44% within this period, and it believes it may achieve operating profitability by year-end 2023. By region, these projections assume sustained organic growth within zSpace’s current business pipeline in the U.S., as well as growing contributions from APAC and EMEA.

•	Targeted Software Acquisition Pipeline Expected to Drive ARR Growth: zSpace has a pipeline of potential acquisition targets focused on enhancing key K-12 and workforce software applications, facilitating additional scale and international growth (APAC and EMEA) at higher margins.

•	Seasoned Leadership Team: zSpace’s management team and board of directors have decades of combined experience with spearheading innovation within the technology and education industries, including strong expertise across sales, marketing, strategic partnerships, M&A, corporate finance, and corporate development.

[2] Source: https://www.statista.com/statistics/591181/global-augmented-virtual-reality-market-size/.

[3] Source: https://www.holoniq.com/edtech/10-charts-that-explain-the-global-education-technology-market/.

[4] Source: https://www.future-ed.org/what-congressional-covid-funding-means-for-k-12-schools/.

“zSpace is committed to innovating and delivering immersive learning experiences to address the rapidly evolving needs of today’s students,” said Paul Kellenberger, CEO of zSpace. “Merging with EdtechX II represents an important next step in our growth trajectory as we seek to deepen our presence in the U.S., enhance our product portfolio, and expand the geographic footprint of our transformative technology. Our work closely aligns with EdtechX II’s commitment to supporting increased digitization and access within the modern educational landscape, and we welcome their partnership as we pursue a successful public listing.”

Benjamin Vedrenne-Cloquet and Charles McIntyre, co-founders and respectively CEO and Chairman of EdtechX II, commented: “With our focus on backing industry-leading educational technology platforms that increase access to high-quality and scalable digital learning resources, we are proud to support zSpace’s mission and help facilitate this next phase of the Company’s growth. As digital learning becomes mainstream in education and the workplace globally, experiential and immersive solutions become premium, delivering greater efficacy in learning outcomes and deeper engagement among learners. We believe the growing adoption of zSpace’s immersive solutions in the global K-12 education and workforce training market segments will drive robust recurring revenue growth and profitability. We look forward to working alongside the zSpace leadership team to enable learners around the world to access next-generation experiential instruction.”

Pankaj Gupta and Mohammed Alhassan, co-founders and co-CEOs of Gulf Islamic Investments (“GII”), commented: "As a key existing securityholder in zSpace, we are committed to continue supporting zSpace through its debut on Nasdaq and its next stage of growth. We believe the Company is well-positioned to further enhance its platform and geographic reach within the global education market.”

Transaction Terms

The combined company will have an estimated post-transaction enterprise value of $195 million, assuming no redemptions by EdtechX II public stockholders. As a result of the transaction, the holders of the Company’s securities will receive 13.1 million shares of common stock of the combined entity. Additionally, proceeds from the transaction, before the payment of certain transaction expenses, will comprise up to $117 million of cash held in EdtechX II’s trust account before redemptions and $25 million in exchange for the retirement of an equal amount of existing Company debt from a fully committed private placement (the “PIPE”), as described below. As part of the aggregate consideration payable to the Company’s securityholders pursuant to the merger agreement, holders of certain of the Company securities will also have the right to receive their pro rata portion of (a) up to an aggregate of 3,694,581 shares of common stock in three equal tranches if certain conditions are met prior to the fifth anniversary of the closing date of the proposed business combination (the “Earnout Shares”) and (b) new warrants exercisable for up to an aggregate of 1,000,000 shares of common stock.

Two of the Company’s key existing securityholders, bSpace Investments Limited (“bSpace”) and Kuwait Investment Authority, will enter into separate subscription agreements to purchase an aggregate of $25 million of shares of common stock of EdtechX II at $10.15 per share, in exchange for the retirement of an equal amount of indebtedness owed by the Company to bSpace and Kuwait Investment Authority, and the PIPE will occur concurrently with the proposed business combination.

The transaction will require satisfaction of a minimum cash condition—which is equal to $24 million in net proceeds after the repayment of primary debt and transaction costs—and the satisfaction of other customary closing conditions. The net proceeds from the transaction will be used as working capital to support the Company’s organic growth and acquisition expansion plans, as well as the elimination of certain existing primary debt.

EdtechX II and zSpace’s respective boards of directors have unanimously approved the transaction, which is expected to close in the fourth quarter of 2022, subject to the extension of EdtechX II’s liquidation date to December 15, 2022, regulatory and stockholder approvals. zSpace’s management, employees, and shareholders will roll 100% of their existing zSpace equity holdings into the combined company and are expected to own approximately 42% on a non-fully diluted basis immediately following the closing of the proposed business combination, assuming no redemptions by EdtechX II’s public stockholders in connection with the extension vote and the business combination vote.

EdtechX II’s sponsor team and zSpace’s current shareholders have also agreed to a lock-up provision of up to 18 months following the closing of the proposed business combination, subject to earlier releases at the 6-month and 12-month anniversaries of the closing date of the proposed business combination. In addition, pursuant to their announced SPACs for Good pledge, EdtechX II’s founders intend to grant a portion of their sponsor shares to support endowments and non-profit initiatives involved in education and tech inclusion. Additionally, the sponsors of EdtechX II have agreed to place a certain number of their shares into escrow following the closing of the proposed business combination to be released contemporaneously with the release of the Earnout Shares.

All references to cash on the balance sheet, available cash from the trust account and retained transaction proceeds are subject to any redemptions by public stockholders of EdtechX II and payment of transaction expenses.

For additional information regarding the terms of the transaction, as well as an investor presentation, please see the Current Report on Form 8-K filed today with the Securities and Exchange Commission (“SEC”) by EdtechX II. Additional information about the transaction will be provided in the registration statement relating to the merger to be filed with the SEC by EdtechX II.

Advisors

Fenwick & West LLP is acting as zSpace’s legal counsel. Gateway Group is acting as investor relations advisor to zSpace. Graubard Miller is acting as EdtechX II’s legal counsel.

Conference Call & Webcast Information

EdtechX II and zSpace management will host a conference call and webcast to discuss the proposed transaction today, May 17, at 9:00 a.m. Eastern time. The webcast will be accompanied by a detailed investor presentation.

Date: Tuesday, May 17, 2022

Time: 9:00 a.m. Eastern time

Toll-free dial-in number: (844) 394-6993

International dial-in number: +1 (213) 320-2413

Conference ID: 5589069

The conference call will be broadcast live and available for replay here and via EdtechX II’s website at www.edtechxcorp.com.

A telephonic replay of the conference call will be available after 12:00 p.m. Eastern time today through May 24, 2022.

Toll-free replay number: (855) 859-2056

International replay number: (404) 537-3406

Replay ID: 5589069

The presentation accompanying the webinar will be available on zSpace’s website at zspace.com. The presentation will also be filed with the SEC by EdtechX II as an exhibit to a Current Report on Form 8-K, which can be viewed on the SEC’s website at www.sec.gov.

About zSpace

zSpace is a leading evidence-based augmented/virtual reality (AR/VR) platform providing innovative hands-on, experiential learning to improve achievement in science, math, and career and technical education credentialing. Over U.S. 2,400 school customers, technical centers, community colleges, and universities use zSpace to provide equitable access to instruction for millions of learners preparing for success in college and careers. A privately held, venture-backed company located in San Jose, California, it has more than 70 patents. zSpace was named "Cool Vendor" by Gartner, Inc., "Best in Show at ISTE" by Tech & Learning Magazine for three consecutive years and ranked two years in a row on the Inc. 500 list of fastest-growing companies.

About EdtechX Holdings Acquisition Corp. II

EdtechX Holdings Acquisition Corp. II is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or other similar business combination with one or more businesses or entities. EdtechX II is led by its founders, Charles McIntyre, Executive Chairman and Chief Investment Officer, and Benjamin Vedrenne-Cloquet, Chief Executive Officer.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between zSpace and EdtechX II. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of EdtechX II’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4, and other documents filed by EdtechX II from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and zSpace and EdtechX II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither zSpace nor EdtechX II gives any assurance that either zSpace or EdtechX II will achieve its expectations.

Additional Information and Where to Find It / Non-Solicitation

This press release relates to a proposed transaction between zSpace and EdtechX II. This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of zSpace, the combined company or EdtechX II, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”). EdtechX II intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of EdtechX II, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all EdtechX II shareholders. EdtechX II also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of EdtechX II are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Participants in Solicitation

EdtechX II and zSpace and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from EdtechX II’s stockholders in connection with the proposed transaction. Information about EdtechX II’s directors and executive officers and their ownership of EdtechX II’s securities is set forth in EdtechX II’s filings with the SEC. To the extent that holdings of EdtechX II’s securities have changed since the amounts printed in EdtechX II’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

These communications do not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Contacts:

EdtechX Holdings Acquisition Corp. II Corporate Contact
Benjamin Vedrenne-Cloquet

Chief Executive Officer

c/o Svetlana Lelik

sl@ibiscap.com

bvc@edtechxcorp.com

EdtechX Holdings Acquisition Corp. II Media Contact

Sandra Novakov

Sandra.novakov@citigatedewerogerson.com

zSpace Investor Relations Contact:

Cody Slach and Jackie Keshner

Gateway Group, Inc.

949-574-3860

zSpace@gatewayir.com

zSpace Media Contact:

Amanda Austin

zSpace, Inc.

(408) 638-9413

press@zspace.com